UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

GALAXY NEXT GENERATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56006	61-1363026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Galaxy Next Generation, Inc.

285 Big A Road

Toccoa, Georgia 30577

(Address of principal executive offices and zip code)

(706) 391-5030

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. Galaxy Next Generation, Inc., a Nevada corporation (the “Company”) issued shares of the Company’s Series G Preferred Stock to Gary LeCroy and Magen McGahee pursuant to the terms of their respective employment agreements with the Company in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2022, the Company filed a Certificate of Designation of Series G Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada. The Certificate of Designation authorized the issuance of 51 shares of Series G Preferred Stock with a stated value of $0.0001 per share.

The shares of Series G Convertible Preferred Stock are not entitled to receive any dividends and rank together with the Company’s common stock (the “Common Stock”) with respect to rights on liquidation. Except as otherwise required by law, the holders of shares of Series G Preferred vote together with the holders of the Common Stock as a single series and are entitled to such number of votes per share of Series G Preferred as equals one percent (1%) of the voting power of all voting securities of the Company then entitled to vote, inclusive of the Series G Preferred Stock and Common Stock, such that fifty-one (51) shares of Series G Preferred Stock shall together shall be entitled to such number of votes as equals, in the aggregate, 51% of the voting power of all voting securities of the Company then entitled to vote, inclusive of the Common Stock and any preferred stock.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.     Other Events.

On June 23, 2022, pursuant to the terms of their respective employment agreements with the Company, the Company issued 26 shares of Series G Preferred Stock to Gary Lecroy and 25 shares of Series G Preferred Stock to Magen McGahee.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Certificate of Designation of Series G Preferred Stock
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY NEXT GENERATION, INC.
Dated: June 27, 2022
	By:	/s/ Magen McGahee
Magen McGahee, Secretary